                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 1999


                          Discover Card Master Trust I
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                           0-23108                       51-0020270
------------                       -----------                    ------------
 (State of                         (Commission                   (IRS Employer
Organization)                       File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                               19720
-----------------------------------------------------              -----
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                    --------------------------

  Former name or former address, if changed since last report: Not Applicable



                                     Page 1
                      The Exhibit Index appears on Page 4
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Item 5.  Other Events
         ------------

         Series 1999-3. On April 6, 1999, $500,000,000 aggregate principal amount of Series 1999-3 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1999-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of April 6, 1999, for Series 1999-3 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.      Exhibits
             --------

Exhibit No.  Description
-----------  -----------

Exhibit 1.1  Underwriting Agreement between Greenwood Trust Company and
             Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9, 1999).

Exhibit 1.2 Terms Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated March 26, 1999.

Exhibit 4.1  Series Supplement with respect to Series 1999-3 between
             Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of April 6, 1999.

Exhibit4.2   Credit Enhancement Agreement among U.S. Bank National
             Association as Trustee, Greenwood Trust Company as Master Servicer,
             Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 6, 1999.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1999-3, dated as of April 6, 1999.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Discover Card Master Trust I
                                    (Registrant)


                                 By: Greenwood Trust Company
                                     (Originator of the Trust)


Date:  April 6, 1999             By:   /s/ John J. Coane
                                     ---------------------------------------
                                      John J. Coane
                                      Vice President, Chief Accounting Officer
                                      and Treasurer


                                     Page 3
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                                INDEX TO EXHIBITS
                                -----------------

Exhibit      Description
-------      -----------

Exhibit 1.1  Underwriting Agreement between Greenwood Trust Company and
             Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9, 1999).

Exhibit 1.2 Terms Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated March 26, 1999.

Exhibit 4.1  Series Supplement with respect to Series 1999-3 between
             Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of April 6, 1999.

Exhibit 4.2  Credit Enhancement Agreement among U.S. Bank National
             Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 6, 1999.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1999-3, dated as of April 6, 1999.





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